UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2025

ARTELO BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38951	33-1220924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Lomas Santa Fe, Suite 160 Solana Beach, CA USA	92075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 925-7049

___________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARTL	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 Regulation FD Disclosure.

On December 31, 2025, Artelo Biosciences, Inc. (the “Company”) convened and then adjourned, without conducting any business, its 2025 annual meeting of stockholders (the “Annual Meeting”) due to insufficient votes to constitute a quorum.

The Annual Meeting will reconvene at 8:00 a.m., Pacific Time, on Friday, January 30, 2026 to provide the Company’s stockholders with additional time to vote on the proposals described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on December 11, 2025. The Annual Meeting will still be held virtually via live audio webcast at https://www.proxyvote.com/.

An additional proposal to ratify the appointment of Malone Bailey LLP as our independent auditor for the fiscal year ending December 31, 2026 is anticipated to be added to the proposals to be voted on by stockholders at the Annual Meeting. Such proposal will be described in supplemental proxy materials that will be filed with the SEC and mailed to stockholders together with a revised proxy card. Other than such anticipated additional proposal, no changes are expected to be made to the proposals to be voted on by the stockholders at the Annual Meeting.

The record date for stockholders entitled to vote at the Annual Meeting remains December 10, 2025. Proxies previously submitted will be voted at the Annual Meeting unless properly revoked, and the stockholders who have already submitted a proxy or otherwise voted need not take any action.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

This report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended. These forward-looking statements are based on management’s current beliefs and assumptions. These statements relate to future events and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s filings with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable securities laws.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTELO BIOSCIENCES, INC.

Date: January 2, 2026	/s/ Gregory D. Gorgas
Gregory D. Gorgas
President & Chief Executive Officer

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